UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2008

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 259-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2008, the Board of Directors (the “Board”) of Commerce Energy Group, Inc. (the “Company”) on January 25, 2008 appointed C. Douglas Mitchell as the Interim Chief Financial Officer and Secretary of the Company and designated him as the “principal financial officer” of the Company for purposes of all filings with the SEC under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  Mr. Mitchell’s biographical information and the terms of his employment arrangement with the Company were previously disclosed in the above-referenced Form 8-K.

On May 1, 2008, the Board also designated Mr. Mitchell the “principal accounting officer” of the Company and the Company previously reported such designation in a Current Report on Form 8-K filed with the SEC on May 1, 2008.

On July 17, 2008, the Board acted to remove the “interim” designation and appoint Mr. Mitchell as Chief Financial Officer of the Company, effective July 16, 2008.  The designation of Mr. Mitchell as the “principal financial officer” and the “principal accounting officer” of the Company remains unchanged.  Mr. Mitchell also remains as the Secretary of the Company.

Mr. Mitchell was not, at any time, selected as an officer of the Company pursuant to any understanding between Mr. Mitchell and any other person.  There are no family relationships between Mr. Mitchell and the directors and executive officers of the Company.

On July 11, 2008, the Compensation Committee of the Board, acted to approve, each effective July 16, 2008: (a) an Employment Letter Agreement, dated July 10, 2008, by and between the Company and Mr. Mitchell (the “Employment Agreement”); (b) a Stock Option Award Agreement, dated July 16, 2008, by and between the Company and Mr. Mitchell (the “Option Agreement”); (c) a Restricted Stock Award Agreement, dated July 16, 2008, by and between the Company and Mr. Mitchell (the “Restricted Stock Agreement”); and (d) a Services Agreement (the “Services Agreement”) dated July 10, 2008, by and between the Company and Tatum, LLC (“Tatum”).  The Company and Mr. Mitchell had previously entered into an Indemnification Agreement dated January 23, 2008, effective January 28, 2008.

Under the terms of the Employment Agreement, Mr. Mitchell will receive an annual base salary of $275,000 and will be eligible to participate in all bonus plans applicable to senior executives of the Company.  The Employment Agreement has no specified term and is subject to termination by either the Company or Mr. Mitchell without cause upon 30 days written notice.  The Employment Agreement provides that if Mr. Mitchell is terminated without cause, Mr. Mitchell will be entitled to severance equal to 12 months of his then current base salary payable over a 12-month period, continued vesting for an additional 12 months for outstanding unvested stock options and restricted stock and reimbursement for up to 12 months of amounts paid by Mr. Mitchell for medical insurance for him and his family of up to $1,200 per month.   In order to qualify for severance benefits, Mr. Mitchell must execute a Separation Agreement and General Release, a form of which is attached to the Employment Agreement.  Under the Separation Agreement, Mr. Mitchell must agree not to solicit the Company’s employees, customers, clients or suppliers for defined periods after termination with the Company, and refrain from being connected with certain restricted businesses during any severance period.

In addition, the Compensation Committee acted on July 11, 2008 to grant to Mr. Mitchell on July 16, 2008 pursuant to the Amended and Restated Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the “2006 Incentive Plan”) (a) a non-qualified, stock option with a six-year term to purchase 83,333 shares of common stock of the Company, which option vests in full as of the date of grant, pursuant to the Option Agreement and (b) 166,667 shares of restricted stock (the “Restricted Shares”) pursuant to the Restricted Stock Agreement. The Restricted Shares are subject to forfeiture and shall vest as follows: 100,000 Restricted Shares shall vest on July 16, 2008, the date of grant, 33,333 Restricted Shares shall vest on the first anniversary of the date of grant and 33,334 Restricted Shares shall vest on the second anniversary of the date of grant.  Upon a Change in Control, as defined in the 2006 Stock Incentive Plan, all Restricted Shares will immediately vest in full.  In addition, if Mr. Mitchell voluntarily resigns during the one year period from the date of the Employment Agreement, he agreed to return to the Company the initially vested 100,000 Restricted Shares, or if he sold the shares, the proceeds of such sale.

Under the terms of the Services Agreement, Tatum and the Company confirm their mutual understanding of the terms and conditions upon which Tatum made available Mr. Mitchell, a partner of Tatum, to the Company in connection with an employment relationship with the Company. While Mr. Mitchell will remain a partner of Tatum and have access to Tatum’s intellectual capital to be used in connection with Mr. Mitchell’s employment relationship with the Company, Tatum will have no supervision, direction or control over Mr. Mitchell with respect to the services provided by Mr. Mitchell to the Company.  As a Tatum partner, Mr. Mitchell has agreed to transfer to Tatum 15% of the aggregate amount of the Company’s common stock received by him as compensation in the form of option or restricted stock awards.  The Company and Tatum also agreed that the prior agreement between them relating to Mr. Mitchell dated January 14, 2008 in which Mr. Mitchell served as Interim Chief Financial Officer of the Company would terminate, effective July 16, 2008, and have no further force of effect, except with respect to certain terms that were intended to survive termination.  In connection with entering into the Services Agreement, the Company agreed to pay Tatum $110,000 in two installments of $55,000 each, the first installment being due on or before September 15, 2008 and the second installment being due on or before December 31, 2008.

The foregoing descriptions of each of the Employment Agreement, the Option Agreement, the Restricted Stock Agreement and the Services Agreement, are each qualified in its entirety by reference to each of such documents, each of  which is filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and each of which is incorporated herein by reference.  A copy of the Indemnification Agreement between the Company and Mr. Mitchell is filed as Exhibit 99.5 and a copy of the Press Release that the Company filed related to Mr. Mitchell’s appointment as Chief Financial Officer is attached hereto as Exhibit 99. 6.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Employment Letter Agreement, dated July 10, 2008, by and between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.2	Stock Option Award Agreement dated July 16, 2008 between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.3	Restricted Stock Award Agreement dated July 16, 2008 between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.4	Services Agreement, dated July 10, 2008, by and between Tatum, LLC and Commerce Energy Group, Inc.

99.5

Indemnification Agreement dated January 23, 2008 by and between C. Douglas Mitchell and Commerce Energy Group, Inc., previously filed as Exhibit 99.2 to Commerce Energy Group, Inc.’s Current Report on Form 8-K filed with the SEC on January 30, 2008, is hereby incorporated herein by reference.

99.6	Press Release dated July 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC.
a Delaware corporation

Date: July 17, 2008
	By:	/s/ GREGORY L. CRAIG
Gregory L. Craig
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Letter Agreement, dated July 10, 2008, by and between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.2	Stock Option Award Agreement dated July 16, 2008 between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.3	Restricted Stock Award Agreement dated July 16, 2008 between C. Douglas Mitchell and Commerce Energy Group, Inc.

99.4	Services Agreement, dated July 10, 2008, by and between Tatum, LLC and Commerce Energy Group, Inc.

99.5

Indemnification Agreement dated January 23, 2008 by and between C. Douglas Mitchell and Commerce Energy Group, Inc., previously filed as Exhibit 99.2 to Commerce Energy Group, Inc.’s Current Report on Form 8-K filed with the SEC on January 30, 2008, is hereby incorporated herein by reference.

99.6	Press Release dated July 17, 2008.